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                                                                  Exhibit 10.1

                                                                CONFORMED COPY

                  FIRST AMENDMENT (this "AMENDMENT"), dated as of June 26, 2003, to the THREE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT dated as of December 10, 2002 (the "CREDIT AGREEMENT"), among CENDANT CORPORATION, a Delaware corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), Bank of America, N.A. as Syndication Agent and The Bank of Nova Scotia, Citibank N.A. and Barclays Bank PLC as Co-Documentation Agents.

                              W I T N E S S E T H:
                              - - - - - - - - - --


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

                   WHEREAS, the Borrower has requested that a certain provision of the Credit Agreement be amended as set forth herein; and

                   WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

                   NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                   I. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                   II. AMENDMENT TO SECTION 2.23. Section 2.23(a)(i) of the Credit Agreement is hereby amended by deleting the reference to "$1,250,000,000" in clause (C) thereof and substituting in lieu thereof "$1,750,000,000".

                   III. EFFECTIVE DATE. This Amendment shall become effective on the date (the "EFFECTIVE Date") on which the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment.

                   IV. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) each of the representations and warranties in
Section 3 of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and
(b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                   V. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

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                   VI. GOVERNING LAW. This Amendment and the rights and
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                   VII. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


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                  IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        CENDANT CORPORATION


                                        By: /s/ DUNCAN H. COCROFT
                                            -------------------------------
                                        Name: Duncan H. Cocroft
                                        Title: Treasurer


                                        JPMORGAN CHASE BANK, as
                                        Administrative Agent and as a Lender


                                        By: /s/ RANDOLPH CATES
                                            ------------------------------
                                        Name: Randolph Cates
                                        Title: Vice President


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                                        BANK OF AMERICA, N.A.


                                        By: /s/ IGOR SUICA
                                            -------------------------------
                                        Name:  Igor Suica
                                        Title: Vice President


                                        CITIBANK N.A.


                                        By: /s/ WILLIAM G. MARTENS, III
                                            -------------------------------
                                        Name:  William G. Martens, III
                                        Title: Managing Director


                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ TODD S. MELLER
                                            -------------------------------
                                        Name:  Todd S. Meller
                                        Title: Managing Director


                                        BARCLAYS BANK PLC


                                        By: /s/ JOHN GIANNONE
                                            --------------------------------
                                        Name: John Giannone
                                        Title: Director


                                        BANK ONE, N.A.


                                        By: /s/ NELSON ALBRECHT
                                            -------------------
                                        Name: Nelson Albrecht
                                        Title: Director


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ ROD HURST
                                            -----------------------------
                                        Name: Rod Hurst
                                        Title: Vice President


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                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By: /s/ STEVE BARLOW
                                            ------------------------------
                                        Name: Steve Barlow
                                        Title: Corporate Director


                                        WESTLB AG, NEW YORK BRANCH


                                        By: /s/ RICHARD J. PEARSE
                                            --------------------------------
                                        Name: Richard J. Pearse
                                        Title: Executive Director

                                        By: /s/ ALAN S. BOOKSPAN
                                            -------------------------------
                                        Name: Alan S. Bookspan
                                        Title: Director


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH


                                        By: /s/ J. WILLIAM RHODES
                                            -------------------------------
                                        Name:  J. William Rhodes
                                        Title: Authorized Signatory


                                        SUMITOMO MITSUI BANKING CORPORATION


                                        By: /s/ PETER R. C. KNIGHT
                                            --------------------------------
                                        Name: Peter R. C. Knight
                                        Title: Joint General Manager


                                        BMO NESBITT BURNS FINANCING, INC.


                                        By: /s/ BRIAN L. BANKE
                                            --------------------------------
                                        Name: Brian L. Banke
                                        Title: Managing Director

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                                        CREDIT SUISSE FIRST BOSTON,
                                        Cayman Islands Branch


                                        By: /s/ BILL O'DALY
                                            -------------------------------
                                        Name: Bill O'Daly
                                        Title: Director

                                        By: /s/ CASSANDRA DROOGAN
                                            --------------------------------
                                        Name: Cassandra Droogan
                                        Title: Associate


                                        DANSKE BANK A/S


                                        By: /s/ GEORGE B. WENDELL
                                            --------------------------------
                                        Name: George B. Wendell
                                        Title: Vice President

                                        By: /s/ PETER L. HARGRAVES
                                            ---------------------------------
                                        Name: Peter L. Hargraves
                                        Title: Vice Presideny


                                        MELLON BANK, N.A.


                                        By: /s/ J. WADE BELL
                                            --------------------------------
                                        Name:  J. Wade Bell
                                        Title: Vice President


                                        THE BANK OF NEW YORK


                                        By: /s/ ROGER A. GROSSMAN
                                            -------------------------------
                                        Name: Roger A. Grossman
                                        Title: Vice President



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                                        THE NORTHERN TRUST COMPANY


                                        By: /s/ JOHN A. KONSTANTOS
                                            ---------------------------------
                                        Name: John A. Konstantos
                                        Title: Vice President


                                        WESTPAC BANKING CORPORATION


                                        By: /s/ LISA PORTER
                                            --------------------------------
                                        Name: Lisa Porter
                                        Title: Vice President


                                        CHANG HWA COMMERCIAL BANK, LTD.,
                                        NEW YORK BRANCH


                                        By: /s/ MING-HSIEN LIN
                                            --------------------------------
                                        Name: Ming-Hsien Lin
                                        Title: VP & General Manager